VALIC COMPANY I

Supplement to the Prospectus dated October 1, 2012

Health Sciences Fund (the “Fund”). In the Fund Summary, in the Investment Adviser section, the information about the current portfolio manager Kris Jenner is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title

Taymour R. Tamaddon	2013	Portfolio Manager

In the Management section under Investment Sub-Advisers — T. Rowe Price Associates, Inc. (“T. Rowe Price”), the portfolio manager information for the Fund with respect Kris Jenner is deleted in its entirety and replaced with the following:

“The Health Sciences Fund is managed by an investment advisory committee, chaired by Taymour R. Tamaddon. The committee chairman has day-to-day responsibility for managing the Fund and works with the committee in developing and executing the Fund’s investment program. Mr. Tamaddon was elected chairman of the investment advisory committee for the T. Rowe Price Health Sciences Fund in 2013. Mr. Tamaddon joined T. Rowe Price in 2004 and his investment experience dates from 2003. Since joining T. Rowe Price, Mr. Tamaddon has been a member of the health care team serving as an equity research analyst covering the healthcare industry. Mr. Tamaddon is a CFA charterholder.”

All changes reflected herein are effective immediately.

DATE: February 22, 2013

VALIC COMPANY I

Supplement to the Statement of Additional Information dated October 1, 2012 as amended December 19, 2012

Under the heading PORTFOLIO MANAGERS, under the section Other Accounts with regard to T. Rowe Price Associates, Inc., all reference to Kris Jenner is deleted and the chart is supplemented, for Health Sciences Fund, with the following:

Other Accounts (As of September 30, 2012*)
		Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
Advisers/ Subadviser	Portfolio Managers	No. of Accounts	Assets (in $millions)	No. of Accounts	Total Assets (in $millions)	No. of Accounts	Total Assets (in $millions)

T. Rowe Price	Tamaddon, Taymour R.

*	Information provided with respect to Mr. Tamaddon is as of December 31, 2012.

All changes reflected herein are effective immediately.

DATE: February 22, 2013